                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                             AMENDED CURRENT REPORT
                          Pursuant to Section 13 or 15
                                     of the
                         Securities Exchange Act of 1934


                        Date of Report (date of earliest
                         event reported): March 31, 2000



                            Moyco Technologies, Inc.
             (Exact Name of Registrant as specified in its charter)



Pennsylvania                         0-4123                  23-1697233
----------------------------      ------------          -------------------
(State or other jurisdiction      (Commission           (I.R.S. Employer
of incorporation)                 File Number)          Identification No.)



                  200 Commerce Drive, Montgomeryville, PA 18936
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: 215-855-4300
                                                    -------------


                                      None
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 4.  Change in Registrant's Certifying Accountant
         --------------------------------------------

         In its Current Report on Form 8-K filed on April 7, 2000, Moyco Technologies, Inc. (the "Registrant") reported it had terminated Arthur Andersen LLP's appointment as principal accountants of the Registrant and had engaged BDO Seidman, LLP as the Registrant's independent accountants. The Registrant files this amendment to append a letter received from Arthur Andersen LLP confirming that it is in agreement with statements contained in the Form 8-K.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         Exhibit No.              Description
         -----------              -----------
             A                    Press Release (previously filed with Form 8-K
                                  on April 7, 2000

             B                    Letter from Arthur Andersen LLP






                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     MOYCO TECHNOLOGIES, INC.



                                 By:  /s/ Marvin E. Sternberg
                                      --------------------------------------
                                      Marvin E. Sternberg
                                      President and Chief Executive Officer
                                      and Chairman of the Board




Date: April 17, 2000